SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2003 (October 16, 2003)

BANCORPSOUTH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Mississippi	1-12991	64-0659571

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi	38804

(Address of Principal Executive Offices)	(Zip Code)

(662) 680-2000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed from Last Report)

SIGNATURES
EXHIBIT INDEX
EX-99.1 NEWS RELEASE

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press Release issued on October 16, 2003 by BancorpSouth, Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 16, 2003, BancorpSouth, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

* * * * *

Certain statements contained in this Current Report may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “may,” “might,” “will,” “would,” “could” or “intend.” These forward-looking statements include, without limitation, those relating to the acquisition of Ramsey, Krug, Farrell & Lensing, interest rates, loan demand and lending activities, credit quality, expansion of mortgage servicing portfolio and resulting benefits, non-interest revenue, expansion of products and services, internal growth and acquisition, common stock repurchase plan, shareholder value, strategies to achieve consistent long term growth and BancorpSouth’s future growth and profitability.

We caution you not to place undue reliance on the forward-looking statements contained in this Current Report in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. Those factors include, but are not limited to, changes in economic conditions and government fiscal and monetary policies, fluctuations in prevailing interest rates, the ability to maintain credit quality, the ability of BancorpSouth to effectively integrate acquisitions, changes in laws and regulations affecting financial institutions in general, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of BancorpSouth to compete with other financial services companies, the ability of BancorpSouth to provide competitive services and products, changes in BancorpSouth’s operating or expansion strategy, geographic concentration of BancorpSouth’s assets, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability of BancorpSouth to attract, train and retain qualified personnel, the ability of BancorpSouth to effectively market its services and products, the ability of BancorpSouth to repurchase its common stock on favorable terms, the ability of BancorpSouth to identify potential acquisitions, changes in consumer preferences, other factors generally understood to affect the financial results of financial services companies, and other factors described from time to time in BancorpSouth’s filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.

	By:	/s/ L. Nash Allen, Jr.

L. Nash Allen, Jr. Treasurer and Chief Financial Officer

Date: October 17, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued on October 16, 2003 by BancorpSouth, Inc.